                                                                  Exhibit 10 (k)

                     1997 LONG-TERM STOCK INCENTIVE PROGRAM
    (As Modified for Recapitalization Pursuant to Capital Changes Provisions,
                        May 13, 1999 2-1 FON Stock Split,
             January 14, 2000 2 -1 PCS Stock Split, August 7, 2000,
              October 10, 2000, and December 11, 2001,Amendments.)

Section 1. Purpose. The purposes of the Sprint 1997 Long-Term Stock Incentive Program (the "Plan") are to encourage Directors of Sprint Corporation (the "Company") and officers and selected key employees of the Company and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b) "Award" shall mean any Option, Restricted Stock Award, Performance Share, Performance Unit, Dividend Equivalent, Other Stock Unit Award, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

(c) "Award Agreement" shall mean any written agreement, contract, or other ` instrument or document evidencing any Award granted hereunder and signed by both the Company and the Participant or by both the Company and an Outside Director.

(d) "Board" shall mean the Board of Directors of the Company.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means the Organization, Compensation, and Nominating Committee of the Board, composed of not less than two directors each of whom is a Non-Employee Director.

(g) "Company" shall mean Sprint Corporation.

(h) "Non-Employee Director" shall have the meaning provided for in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, 17 CFR
Section 240.16b-3(b)(3), as amended.

(i) "Dividend Equivalent" shall mean any right granted pursuant to Section 14(h) hereof.

(j) "Employee" shall mean any employee of the Company or of any Affiliate.

(k) "Fair Market Value" shall mean, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; except that the "Fair Market Value" of a share of common stock of the Company for purposes of Section 10 and
Section 11 shall mean the average of the high and low prices of the common stock for composite transactions, as published by major newspapers, for the date in question or, if no trade of the common stock shall have been made on that date, the next preceding date on which there was a trade of common stock.

(l) "Incentive Stock Option" shall mean an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(m) "Nonstatutory Stock Option" shall mean an Option granted to a Participant under Section 6 hereof, and an Option granted to an Outside Director pursuant to
Section 10 hereof, that is not intended to be an Incentive Stock Option.

(n) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine. "Option" shall also mean the right granted to an Outside Director under Section 10 hereof allowing such Outside Director to purchase shares of the common stock of the Company on the terms set forth in Section 10.

(o) "Other Stock Unit Award" shall mean any right granted to a Participant by the Committee pursuant to Section 9 hereof.

(p) "Outside Director" shall mean a member of the Board who is not an Employee of the Company or of any Affiliate.

(q) "Participant" shall mean an Employee or Outside Director who is selected to receive an Award under the Plan.

(r) "Performance Award" shall mean any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

(s) "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(t) "Performance Share" shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(u) "Performance Unit" shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(v) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(w) "Restricted Stock" shall mean any Share issued with restrictions on the holder's right to sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(x) "Restricted Stock Award" shall mean an award of Restricted Stock under
Section 7 hereof.

(y) "Senior Officer" shall mean any employee of the Company holding the office of Vice President or higher.

(z) "Shares" shall mean shares of any class of common stock of the Company publicly traded on an established securities market, including but not limited to FON Stock and Series 1 PCS Stock (the "PCS Stock") and such other securities of the Company as the Committee may from time to time determine.

(aa) "Stockholders Meeting" shall mean the annual meeting of stockholders of the Company in each year.

(bb) "1989 Plan" shall mean the Long-Term Stock Incentive Program adopted by the Company's stockholders in 1989, as amended.

(cc) "total outstanding Shares" means, with respect to the FON Stock the total shares outstanding of FON Stock and, with respect to the PCS Stock, the total outstanding shares of Series 1 PCS Stock and Series 2 PCS Stock.

Section 3. Administration. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; provided, however, that Shares subject to Options granted to any individual Participant during any calendar year shall not exceed a total of 6,000,000 shares of FON Stock nor 3,000,000 shares of PCS Stock; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder;
(v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any stockholder, and any employee of the Company or of any Affiliate.

     The Committee shall appoint an administrator of the Plan for purposes of interpreting and administering the provisions of Section 11 of the Plan.

     For purposes of this section, shares granted pursuant to the last sentence of Section 4(a) shall be counted in the year granted, not in the year first exercisable.

Section 4. Shares Subject to the Plan.

(a) Subject to adjustment as provided in Section 4(b), the total number of Shares available for grant under the Plan in a calendar year shall be nine tenths of one percent (0.9%) of the total outstanding Shares as of the first day of calendar year 1997, plus a number of Shares equal to the number of Shares available for grant under the 1989 Plan as of the close of business on the date of the 1997 Stockholders Meeting, for calendar year 1997, and one and one-half percent (1.5%) of the total outstanding Shares as of the first day of each such year for which the Plan is in effect beginning with calendar year 1998 and ending with calendar year 2007 plus 20,000,000 shares of PCS Stock; provided that such number shall be increased in any year by the number of Shares available for grant hereunder in previous years but not covered by Awards granted hereunder in such years; and provided further, that no more than eight million (8,000,000) shares of FON Stock and no more than four million shares of PCS Stock (4,000,000) shall be cumulatively available for the grant of Incentive Stock Options under the Plan. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder or the Award itself are forfeited, cancelled, expired, or otherwise terminated without the issuance of such Shares or of other consideration in lieu of such Shares pursuant to the terms of the Award, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, or termination, shall again be available for grant under the Plan. The number of shares with respect to which Options are granted in any calendar year may exceed the total number of Shares available for grant under the Plan in such year (taking into account all other Awards granted in such year), provided that the terms of the Options provide that they may only be exercised to the extent of the number of Shares available for grant at the time of exercise, and provided further that this sentence shall not be construed to increase the total number of shares reserved for issuance pursuant to the Plan.

(b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, or other change in the corporate structure affecting the Shares, such adjustment shall be made in the aggregate number and class of Shares which may be delivered under the Plan, in the number and class of shares that may be subject to an option granted to any individual in any year under the Plan, in the number, class and option price of Shares subject to outstanding Options granted under the Plan, and in the value of, or number or class of Shares subject to, Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any Award shall always be a whole number.

Section 5. Eligibility. Any Employee or Outside Director shall be eligible to be selected as a Participant.

Section 6. Stock Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that such exercise price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option.

(b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted.

(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless otherwise determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable until the first anniversary date of the granting of the Incentive Stock Option.

(d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may pay the exercise price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total exercise price, or by any combination of cash, Shares and other consideration, as the Committee may permit.

(e) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant that are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

(f) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant, or the Committee may provide that the Participant may elect to receive Restricted Stock upon an Option's exercise.

Section 7. Restricted Stock.

(a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for such consideration as the Committee may determine, not less than the minimum consideration required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award or shall be held in escrow by the Company until all restrictions on the Restricted Stock have lapsed.

(c) Forfeiture. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company; provided that in the event of a Participant's retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.

Section 8. Performance Awards.

Performance Awards may be issued hereunder to Participants, for such consideration as the Committee may determine, not less than the minimum consideration required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 12, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

Section 9. Other Stock Unit Awards.

(a) Stock and Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall, subject to Section 3, have sole and complete authority to determine the Employees or Outside Directors to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Subject to the provisions of this Plan and any applicable Award Agreement, Shares subject to Awards made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. Shares granted under this Section 9 may be issued for such consideration as the Committee may determine, not less than the minimum consideration required by applicable law. Shares purchased pursuant to a purchase right awarded under this Section 9 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares as of the date such purchase right is awarded.

Section 10. [Deleted]

Section 11. Outside Directors' Shares

Outside Directors may elect, on an annual basis, to purchase shares of any class of common stock of the Company from the Company in lieu of receiving all or part (in 10% increments) of their annual retainer, meeting fees and committee meeting fees in cash. The purchase price of such shares shall be the Fair Market Value of the stock for the last trading day of the month in which the retainer, meeting fees, and committee meeting fees are earned.

     Commencing May 1, 1997, the annual retainer, meeting fees and committee meeting fees payable to each Outside Director for service on the Board may, at the election of the Outside Director (the "Annual Election"), be payable to a trust in shares of any class of common stock of the Company. The Annual
Election: (i) shall be irrevocable in respect of the one-year period to which it pertains (the "Plan Year") and shall specify the applicable percentage (in increments of 10%) of such annual retainer and meeting fees that such Outside Director wishes to direct to the trust; (ii) must be received in writing by the administrator of the Plan by the established enrollment deadline of any year in which this Plan is in effect in order to cause the next succeeding Plan Year's annual retainer and fees to be subject to the provisions of this Plan; and (iii) must specify whether the ultimate distribution of the shares of common stock to the Outside Directors will be paid, following the Outside Director's death or termination of Board service, in a lump sum or in equal annual payments over a period of two to twenty years.

     The shares shall be purchased from the Company at the Fair Market Value of the stock for the last trading day of the month in which the fees are earned and shall be credited by the trustee to the account of the Outside Director. The certificates for common stock shall be issued in the name of the trustee of the trust and shall be held by such trustee in trust for the benefit of the Outside Directors; provided, however, that each Outside Director shall be entitled to vote the shares. The trustee shall retain all dividends (which shall be reinvested in shares of the same class of common stock) and other distributions paid or made with respect thereto in the trust. The shares credited to the account of an Outside Director shall remain subject to the claims of the Company's creditors, and the interests of the Outside Director in the trust may not be sold, hypothecated or transferred (including, without limitation, transferred by gift or donation) while such shares are held in the trust.

     If the Outside Director elects to receive a lump sum distribution, the trustee of the trust shall distribute such shares of common stock free of restrictions within 60 days after the Outside Director's termination date or a later date elected by the Outside Director (no later than the mandatory retirement age of the Outside Director). If the Outside Director elects to receive a lump sum distribution, the Outside Director may, by delivering notice in writing to the administrator of the Plan no later than December 31 of the year prior to the year in which the Outside Director terminates service as a Director, elect to receive any portion or all of the common stock in the form of cash determined by reference to the Fair Market Value of the common stock as of the termination date. Any such notice to the administrator must specify whether the distribution will be entirely in cash or whether the distribution will be in a combination of common stock and cash (in which case the applicable percentage must be specified). In the case of termination of the Outside Director's service as a result of his death, payment of the Outside Director's account shall be in shares of common stock and not in cash. If an Outside Director elects to receive payments in installments, the distribution will commence within 60 days after the Outside Director's termination date and will be made in shares of common stock and not in cash. Notwithstanding anything to the contrary contained herein, any fractional shares of common stock shall be distributed in cash to the Outside Director.

Section 12. Change in Control.

(a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee may, in its sole discretion, as to any Award, either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Award, upon the Participant's request, for an amount of cash equal to the excess of the Fair Market Value of the property that could have been received upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable over the amount which would have been paid, if any, by the Participant for such property; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it deems equitable and in the best interests of the Company.

(b) Unless the Committee determines otherwise with respect to any Award, a "Change in Control" means the occurrence of any of the following events:

(i) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 30% or more of the combined voting power of the Company's then outstanding voting securities, other than

          (A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

          (B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

          (C) an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

(ii) a change in the composition of the Board that causes less than a majority of the directors of the Company to be directors that meet one or more of the following descriptions:

          (A) a director who has been a director of the Company for a continuous period of at least 24 months, or

          (B) a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of the Company's assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

          (C) who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

          (A) that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

          (B) after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

          (C) after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iii)     a liquidation or dissolution of the Company.

For purposes of clarification, (x) a change in the voting power of the Company voting securities based on the relative trading values of the Company's then outstanding securities as determined pursuant to the Company's Articles of Incorporation or (y) an acquisition of the Company securities by the Company that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Company's voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of the Company's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (i) above. For purposes of clause (i) above, the Company makes the calculation of voting power as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of clause (iii) above, the Company makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders.

Section 13. Amendments and Termination. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant's consent, or that without the approval of the Stockholders would, except as is provided in Section 4(b) of the Plan, increase the total number of Shares reserved for the purposes of the Plan. Notwithstanding the foregoing, the Board may terminate the Plan even if the effect would be to cancel unexercisable Options granted pursuant to the last sentence of Section 4(a) for which shares have not, at the time of such termination, become available for grant.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent. The Committee may also substitute new Awards for Awards previously granted to Participants, including without limitation previously granted Options having higher option prices.

Section 14. General Provisions.

(a) No Award shall be assignable or transferable by a Participant otherwise than by will or by the laws of descent and distribution, except that Restricted Stock may be used in payment of the exercise price of a stock option issued by the Company and may be otherwise transferred in a manner that protects the interests of the Company as the Committee may determine; provided that, if so determined by the Committee, each Participant or Outside Director may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant or Outside Director with respect to any Award upon the death of the Participant or Outside Director and to receive the Shares or other property issued upon such exercise.

(b) The term of each Award shall be for such period from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

(c) No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants under the Plan.

(d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

(e) The Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(f) The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee or any one or more Senior Officers or committee of Senior Officers to whom the authority to make such determination is delegated by the Committee.

(g) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(i) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(j) The Committee may delegate to one or more Senior Officers or a committee of Senior Officers the right to grant Awards to Employees who are not officers or Directors of the Company and to cancel or suspend Awards to Employees who are not officers or Directors of the Company.

(k) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due with respect to an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company shall also be authorized to accept the delivery of Shares by a Participant in payment for the withholding of taxes.

(l) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(m) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Kansas and applicable Federal law.

(n) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

Section 15. Effective Date of Plan. The Plan shall be effective as of April 15, 1997.

Section 16. Term of Plan. No Award shall be granted pursuant to the Plan after April 15, 2007, but any Award granted on or before such date may extend beyond that date.